NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT CERTIFICATE

WARRANT FOR PURCHASE OF COMMON SHARES

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED WITHIN THE LIMITS HEREIN PROVIDED

THIS WARRANT IS NOT TRANSFERABLE

SMARTIRE SYSTEMS INC.
(Continued under the laws of the Yukon Territory)

23,881 WARRANTS

Each such warrant entitling the holder to purchase one (1) Common Share at the exercise price of US$_____ per Common Share (the "Exercise Price")
if exercised at or before 5:00 p.m. (Vancouver time) on May 27, 2008.

DATED: May 27, 2003

THIS IS TO CERTIFY THAT IMPACT CAPITAL PARTNERS LTD. (herein called the "Holder") is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, during the period commencing on the date hereof and ending at 5:00 p.m. (Vancouver time) on May 27, 2008 (the "Expiry Date"), the number of fully paid and non-assessable common shares ("Common Shares") without nominal or par value of SmarTire Systems Inc. ("the Company") as set forth above.

Until such time as the same is no longer required under applicable securities laws and regulations, the certificates representing any of the Common Shares issued upon exercise of the Warrants represented by this Certificate will bear a legend in substantially the following form:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT PURSUANT TO AN EFFECTIVE

REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Warrants are governed by the following Terms and Conditions:

ARTICLE 1
INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Closing Price" means on any particular date (a) the last reported closing bid price per Common Share on such date on the Principal Market (as reported by Bloomberg L.P. at 4:15 PM (New York time), or (b) if there is no such price on such date, then the closing bid price on the Principal Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time) for the closing bid price for regular session trading on such day), or (c)  if the Common Shares are not then listed or quoted on the Principal Market and if prices for the Common Shares are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Common Share so reported, or (d) if the Common Shares are not then publicly traded the fair market value of a Common Share as determined by an appraiser mutually acceptable to the Company and the Holder, acting reasonably and in good faith;

(b) "Common Shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the Common Shares;

(c) "Company" means SmarTire Systems Inc. or its successor corporation as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(d) "Company's Auditor" means an independent firm of accountants duly appointed as the auditor of the Company;

(e) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

(f) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(g) "Principal Market" means initially the NASDAQ Small-Cap Market and shall also include the New York Stock Exchange, American Stock Exchange, the OTC Bulletin Board or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Shares, based upon share volume;

(h) "Registration Statement" means any registration statement filed by the Company pursuant to the Securities Act of 1933, as amended, covering the distribution or sale of any securities of the Company (other than on Form S-4 or Form S-8);

(i) "Engagement Agreement" means the letter agreement by and between the Company and the Holder dated for reference May 27, 2003;

(j) "Trading Day" means any day during which the Principal Market shall be open for business;

(k) "Warrant Holder" or "Holder" means the holder of the Warrants; and

(l) "Warrants" mean the share purchase warrants issued by the Company.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation Not Affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as British Columbia contracts.

ARTICLE 2
ISSUE OF ADDITIONAL WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to acquire or purchase Common Shares.

2.2 Issue in Substitution for Lost Warrants

(a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.3 Warrant Holder Not a Shareholder

A Warrant Holder is not a shareholder of the Company, is not entitled to any rights or interests as a shareholder of the Company and has only the rights and interests expressly provided herein.

ARTICLE 3
NOTICE

3.1 Notice to Warrant Holder

Any notice to be given to the Holder will be sent by prepaid registered post and will be deemed to have been received by the Holder on the fourth day following the mailing thereof or on the date of successful facsimile transmission or email. Any such notice will be addressed to the Holder at the address of the Holder appearing on the Holder's Warrant or to such other address as the Holder may advise the Company by notice in writing.

3.2 Notice to the Company

Any notice to be given to the Company may be delivered personally, or sent by facsimile or other means of electronic communication providing a printed copy ("Electronic Communication") or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by Electronic Communication shall be deemed to have been given and received at the time of delivery. Any notice mailed as aforesaid shall be deemed to have been given and received on expiration of 72 hours after it is posted, addressed as follows:

SmarTire Systems Inc.
13151 Vanier Place, Suite 150
Richmond, B.C.
V6V 2J1

Attention: The President

Facsimile No.: (604) 276-2353

ARTICLE 4
EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

(a) The right to acquire Common Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering the Warrant Certificate representing same, together with a duly completed and executed Exercise Form in the form attached hereto to the Company at its principal office in the City of Richmond, British Columbia. The purchase price (the "Purchase Price") applicable at the time of exercise of any Warrants shall be equal to the number of Warrants exercised multiplied by the Exercise Price. The Warrant Holder may pay the Purchase Price in cash, by delivering to the Company a bank draft or certified cheque payable to the Company at its principal office in the City of Richmond, British Columbia, Canada.

(b) If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Common Shares issued to the Holder pursuant to this Warrant as contemplated by Section 6 of the Termination and Release Agreement, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Common Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Closing Price on the Trading Day preceding the date of such election;

(B) = the Exercise Price of the Warrants, as adjusted; and

(X) = the number of Common Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

4.2 Effect of Exercise of Warrants

(a) Upon surrender and payment as aforesaid the Common Shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such Common Shares on the date of such surrender.

(b) Within ten (10) business days after surrender as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the Common Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Common Shares not exceeding those which the Warrant Holder is entitled to acquire pursuant to the Warrant surrendered.

4.3 Subscription for Less Than Entitlement

The Holder may subscribe for and acquire a number of Common Shares, less than the number which he is entitled to acquire pursuant to the surrendered Warrant. In the event of any acquisition of a number of Common Shares less than the number which can be acquired pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Common Shares which he was entitled to acquire pursuant to the surrendered Warrant and which were not then acquired.

4.4 Warrants for Fractions of Shares

To the extent that the Holder is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Common Shares.

4.5 Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will no longer be valid and of no effect.

4.6 Time of Essence

Time will be of the essence hereof.

4.7 Adjustments

The number of Common Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(a) if and whenever the Common Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Common Shares the number of Common Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

(b) (i) in case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to acquire the number of shares or other securities of the Company (or of the Company resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization;

(ii) in any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article 4 relating to the rights and interest thereafter of the holders of the Warrants so that the provisions of this Article 4 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization or the exercise of the Warrants;

(iii) the subdivision or consolidation of Common Shares at any time outstanding into a greater or lesser number of Common Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.7 (b);

(c) the adjustments provided for in this Section 4.7 are cumulative and will become effective immediately after the record date for or, if a record date is fixed, the effective date of the event which results in such adjustments.

4.8 Determination of Adjustments

If any questions will at any time arise with respect to any adjustment provided for in Section 4.7, such question will be conclusively determined by the Company's Auditor, or, if they decline to so act any other firm of chartered accountants, in Vancouver, British Columbia, that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holders of the Warrants.

ARTICLE 5
COVENANTS BY THE COMPANY

5.1 Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Common Shares which they are or may be entitled to acquire pursuant thereto and hereto.

5.2 Company may Purchase

The Company may from time to time offer to purchase and purchase, for cancellation only, any Warrants in such manner, from such persons and on such terms and conditions as it determines.

ARTICLE 6
WAIVER OF CERTAIN RIGHTS

6.1 Immunity of Shareholders, Etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and releases and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Common Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

ARTICLE 7
MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these Terms and Conditions, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2 Transferability

The Warrant and all rights attached to it are not transferable or assignable.

IN WITNESS WHEREOF SMARTIRE SYSTEMS INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date of issuance first above written.

SIGNED BY:

SMARTIRE SYSTEMS INC.

Per:
Authorized Signatory

Dated as of: May 27, 2003

EXERCISE FORM

TO: SmarTire Systems Inc.

The undersigned hereby elects to purchase ________ Common Shares of SmarTire Systems, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Common Shares as is necessary, in accordance with the formula set forth in subsection 4.1(b) of the Warrant, to exercise the Warrant with respect to the maximum number of Common Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 4.1(b).

Please issue a certificate or certificates representing said Common Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Common Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

The undersigned acknowledges that the certificates representing the Common Shares issuable hereunder shall bear such legends as may be required under applicable securities law.

DATED this ______ day of ______________________, _____.

_______________________________
Signature

_______________________________
(Print full name)

_______________________________
(Print full address)

Instructions:
The registered holder may exercise his right to acquire Common Shares by completing the above form, surrendering the Warrant Certificate and (a) providing payment by bank draft, money order or certified check to the Company or (b) indicating above that the holder is exercising this Warrant by cashless exercise, at its principal office in Richmond, British Columbia. For the protection of the holder, it would be prudent to register if forwarding by mail. Certificates for Common Shares will be delivered or mailed as soon as practicable after the exercise of the Warrants. The rights of the registered holder cease if the Warrants are not exercised prior to 5:00 p.m. (Vancouver time) on the Expiry Date